UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-06719

Sterling Capital Funds

(Exact name of registrant as specified in charter)

434 Fayetteville Street Mall, 5th Floor

Raleigh, NC 27601-0575

(Address of principal executive offices) (Zip code)

E.G. Purcell, III, President

Sterling Capital Funds

434 Fayetteville Street Mall, 5th Floor

Raleigh, NC 27601-0575

(Name and address of agent for service)

Registrant’s telephone number, including area code:(800) 228-1872

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

SEMI-ANNUAL REPORT

EQUITY  INDEX  FUND

CLASS	A	SHARES
CLASS	B	SHARES
CLASS	C	SHARES

INSTITUTIONAL CLASS SHARES

JUNE 30, 2011

Notice of Privacy Policy & Practices

Sterling Capital Funds recognizes and respects the privacy expectations of our customers.1 We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the Sterling Capital Funds.

Collection of Customer Information

We collect nonpublic personal information about our customers from the following sources:

•	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

•	Account History, including information about the transactions and balances in a customer’s accounts; and

•	Correspondence, written, telephonic or electronic between a customer and the Sterling Capital Funds or service providers to the Sterling Capital Funds.

Disclosure of Customer Information

We many disclose all of the consumer information outlined above to third parties who are not affiliated with the Sterling Capital Funds:

•	as permitted by law — for example with service providers who maintain or service shareholder accounts for the Sterling Capital Funds or to a shareholder’s broker or agent; and

•	to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

Security of Customer Information

We require service providers to the Sterling Capital Funds:

•	to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the Sterling Capital Funds; and

•	to maintain physical, electronic and procedural safeguards that comply with applicable legal standards to guard nonpublic personal information of customers of the Sterling Capital Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former customer of the Sterling Capital Funds.

[1]

For purposes of this notice, the terms “customer” or “customers” includes both individual shareholders of the Sterling Capital Funds and individuals who provide nonpublic personal information to the Sterling Capital Funds, but do not invest in Sterling Capital Funds shares.

LETTER FROM THE INVESTMENT ADVISOR

Dear Shareholders,

We are pleased to present this semi-annual report for the Sterling Capital Equity Index Fund, covering the six-month period through June 30, 2011. Domestic equity markets, as measured by the S&P 500® Index1, made strong gains during the period that were interrupted by two sell-offs, one in mid-March and another in June. The S&P 500® Index ended the period recovering its losses from the June decline, leaving the index with a 5.01% gain for the semi-annual period.

Early in the period, the U.S. economy showed signs of stabilization, including increasing retail sales, rising consumer confidence and reports of robust manufacturing activity. The Federal Reserve’s second round of quantitative easing also produced economic optimism and helped lift stock prices.

However, surging oil prices curbed consumer spending and slowed economic growth during the first quarter of the year to 1.9%, significantly lower than the 3.1% rate of the previous quarter. U.S. stocks made gains during the first two months of the period, then dropped sharply in the wake of political turmoil in the Middle East, natural disasters in Japan and renewed concerns about the extent of the sovereign debt crisis facing Greece, Spain and other European nations.

In March, stocks rebounded quickly from their fall, buoyed by improved corporate earnings and balance sheets. But stocks were dragged down again in June by a range of persistent economic headwinds, including high unemployment, continued weakness in the housing market and rising energy prices.

Unrest in the Middle East during the second half of the period made both the U.S. dollar and U.S. Treasuries attractive as a safe haven. Most areas of the U.S. fixed income market continued to benefit from a stronger U.S. dollar, Federal Reserve support and improving corporate balance sheets. Short-term yields remained low, and the U.S. Treasury yield curve remained relatively steep, reflecting the expectation of higher future inflation and stronger economic growth.

Thank you for selecting the Sterling Capital Equity Index Fund. We look forward to serving your investment needs during the months and years ahead.

Sincerely,

Jeffrey J. Schappe, CFA

Chief Investment Officer

Sterling Capital Management LLC

[1]

“S&P 500®” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund or Master Portfolio. The S&P 500® Index is generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

This report is authorized for distribution only when preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money. Sterling Capital Management LLC (“Sterling Capital”) serves as investment advisor to the Sterling Capital Funds and is paid a fee for its services. Shares of the Sterling Capital Funds (each a “Fund” and collectively, the “Funds”) are not deposits or obligations of, or guaranteed or endorsed by, Branch Banking and Trust Company or its affiliates. The Funds are not insured by the FDIC or any other government agency. The Funds currently are distributed by Sterling Capital Distributors, Inc. The distributor is not affiliated with Branch Banking and Trust Company or its affiliates.

The foregoing information and opinions are for general information only. Sterling Capital does not guarantee their accuracy or completeness, nor as-sume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice.

Portfolio Holdings Summary

(Unaudited)

Investment Type	% of Investment
S&P 500 Stock Master Portfolio	100.00%

For a summary of the S&P 500 Stock Master Portfolio’s holdings, please see the accompanying financial statements of the S&P 500 Stock Master Portfolio.

Expense Examples (Unaudited)

As a shareholder of the Sterling Capital Equity Index Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and sales and (2) ongoing costs, including management fees and other Fund expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2011 through June 30, 2011.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During Period* 1/1/11 - 6/30/11	Annualized Expense Ratio During Period** 1/1/11 - 6/30/11
Sterling Capital Equity Index Fund	Class A	$1,000.00	$1,054.90	$5.20	1.02%
	Class B	1,000.00	1,051.60	9.00	1.77%
	Class C	1,000.00	1,051.80	9.00	1.77%
	Institutional Class	1,000.00	1,056.20	3.93	0.77%

*	Expenses are equal to the Fund’s annualized expense ratio during the period, multiplied by the average account value over the period, multiplied by 181 (the number of days in the period), then divided by 365.
**	The annualized expense ratio includes expenses allocated from the S&P 500 Stock Master Portfolio.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchases. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During Period* 1/1/11 - 6/30/11	Annualized Expense Ratio** During Period 1/1/11 - 6/30/11
Sterling Capital Equity Index Fund	Class A	$1,000.00	$1,019.74	$5.11	1.02%
	Class B	1,000.00	1,016.02	8.85	1.77%
	Class C	1,000.00	1,016.02	8.85	1.77%
	Institutional Class	1,000.00	1,020.98	3.86	0.77%

*	Expenses are equal to the Fund’s annualized expense ratio during the period, multiplied by the average account value over the period, multiplied by 181 (the number of days in the period), then divided by 365.
**	The annualized expense ratio includes expenses allocated from the S&P 500 Stock Master Portfolio.

STERLING CAPITAL FUNDS

Equity Index Fund

Statement of Assets and Liabilities
June 30, 2011
(Unaudited)
Assets:
Investment in S&P 500 Stock Master Portfolio, at value (See Note 1)	$24,825,828
Receivable for capital shares issued	4,638
Prepaid expenses	6,421

Total Assets	24,836,887

Liabilities:
Payable for capital shares redeemed	383
Accrued expenses and other payables:
Administration fees	2,403
Compliance service fees	45
Distribution fees	5,791
Fund accounting fees	8,832
Printing fees	11,341
Professional fees	13,634
Other	3,338

Total Liabilities	45,767

Net Assets:	$24,791,120

Net Assets Consist of:
Capital	$27,554,962
Accumulated undistributed net investment income	7,959
Accumulated realized loss from investment transactions	(14,329,315)
Net unrealized appreciation/depreciation on investments and futures contracts	11,557,514

Net Assets	$24,791,120

Net Assets
Class A Shares	$16,362,000
Class B Shares	2,823,643
Class C Shares	199,292
Institutional Class Shares	5,406,185

Total	$24,791,120

Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value):
Class A Shares	1,846,454
Class B Shares	324,131
Class C Shares	22,706
Institutional Class Shares	610,985

Total	2,804,276

Net Asset Value
Class A Shares — redemption price per share	$8.86
Class B Shares — offering price per share*	8.71
Class C Shares — offering price per share*	8.78
Institutional Class Shares — offering and redemption price per share	8.85

Maximum Sales Charge — Class A Shares	5.75%

Maximum Offering Price (100%/(100% – Maximum Sales Charge)) of net asset value adjusted to the nearest cent per share — Class A Shares	$9.40

*	Redemption price per share varies by length of time shares are held.

Statement of Operations
For the Six Months Ended June 30, 2011
(Unaudited)
Net Investment Income Allocated from Master Portfolio:
Dividend income	$250,180	(a)
Interest income	365	(a)
Securities lending income	4,109	(a)
Expenses(b)	(6,377	)(a)

Net Investment Income Allocated from Master Portfolio	248,277

Expenses:
Distribution fees — Class A Shares	41,680
Distribution fees — Class B Shares	16,566
Distribution fees — Class C Shares	948
Administration fees (See Note 3)	13,480
Fund accounting fees	23,559
Compliance service fees (See Note 3)	176
Custodian fees	676
Printing fees	19,594
Professional fees	15,589
Registration fees	7,255
Transfer agent fees (See Note 3)	7,196
Trustees fees	1,033
Other	4,500

Gross expenses	152,252
Less expenses reimbursed by the Investment Advisor	(1,467)
Less expenses waived by the Distributor (See Note 3)	(20,840)

Net Expenses	129,945

Net Investment Income	118,332

Realized and Unrealized Gain (Loss) Allocated from Master Portfolio:
Net realized gains (losses) from:
Investment transactions	(8,473	)(a)
Futures contracts	8,294	(a)
Change in unrealized appreciation/depreciation on:
Investment transactions	1,325,896	(a)
Futures contracts	(2,764	)(a)

Net realized/unrealized gains allocated from Master Portfolio	1,322,953

Change in net assets from operations	$1,441,285

(a)	Allocated from the S&P 500 Stock Master Portfolio.
(b)	Expenses allocated from the S&P 500 Stock Master Portfolio are shown net of any fee reductions.

See accompanying notes to the financial statements.

STERLING CAPITAL FUNDS

Equity Index Fund

Statements of Changes in Net Assets
	For the Six Months Ended June 30, 2011	For the Year Ended December 31, 2010
	(Unaudited)
From Investment Activities:
Operations:
Net investment income	$118,332	$322,615
Net realized losses from investment transactions and futures contracts	(179)	(3,564,169)
Change in unrealized appreciation/depreciation from investments and futures contracts	1,323,132	6,888,529

Change in net assets from operations	1,441,285	3,646,975

Distribution to Class A Shareholders:
Net investment income	(78,991)	(239,156)
Distributions to Class B Shareholders:
Net investment income	(2,884)	(17,214)
Distributions to Class C Shareholders:
Net investment income	(284)	(825)
Distributions to Institutional Class Shareholders:
Net investment income	(32,675)	(67,461)

Change in net assets from shareholder distributions	(114,834)	(324,656)

Capital Transactions:
Proceeds from shares issued
Class A Shares	1,323,553	6,595,946
Class C Shares	20,302	57,862
Institutional Class Shares	—	1,564,255
Distributions reinvested
Class A Shares	78,531	238,110
Class B Shares	2,816	16,845
Class C Shares	284	825
Institutional Class Shares	32,078	64,687
Value of shares redeemed
Class A Shares	(4,926,190)	(9,375,186)
Class B Shares	(941,716)	(2,171,164)
Class C Shares	(8,821)	(21,177)
Institutional Class Shares	(75,550)	(289,358)

Change in net assets from capital transactions	(4,494,713)	(3,318,355)

Change in net assets	(3,168,262)	3,964
Net Assets:
Beginning of period	27,959,382	27,955,418

End of period	$24,791,120	$27,959,382

Accumulated undistributed net investment income	$7,959	$4,461

Share Transactions:
Issued
Class A Shares	150,129	865,486
Class B Shares	—	—
Class C Shares	2,335	7,431
Institutional Class Shares	—	198,152
Reinvested
Class A Shares	8,884	30,745
Class B Shares	323	2,191
Class C Shares	33	107
Institutional Class Shares	3,633	8,361
Redeemed
Class A Shares	(564,406)	(1,208,181)
Class B Shares	(108,810)	(290,041)
Class C Shares	(1,010)	(2,790)
Institutional Class Shares	(8,451)	(37,937)

Change in shares	(517,340)	(426,476)

See accompanying notes to the financial statements.

STERLING CAPITAL FUNDS

Equity Index Fund

Financial Highlights, Class A Shares
The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).
	For the Six Months Ended June 30, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008		For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
	(Unaudited)
Net Asset Value, Beginning of Period	$8.44	$7.49	$6.05	$9.85		$9.52	$8.39

Investment Activities:
Net investment income(a)(b)	0.04	0.09	0.08	0.15		0.13	0.12
Net realized and unrealized gains (losses) from investments(a)	0.42	0.96	1.45	(3.80)		0.33	1.14

Total from Investment Activities	0.46	1.05	1.53	(3.65)		0.46	1.26

Distributions:
Net investment income	(0.04)	(0.10)	(0.08)	(0.15)		(0.13)	(0.13)
Return of capital	—	—	(0.01)	(0.00	)(c)	—	—

Total Distributions	(0.04)	(0.10)	(0.09)	(0.15)		(0.13)	(0.13)

Net Asset Value — End of Period	$8.86	$8.44	$7.49	$6.05		$9.85	$9.52

Total Return (excludes sales charge)(d)	5.49%	14.09%	25.60%	(37.35)%		4.85%	15.15%

Ratios/Supplementary Data:
Net Assets, End of Period (000’s)	$16,362	$19,004	$19,191	$15,795		$30,845	$106,833
Ratio of net expenses to average net assets(a)(e)	1.02%	0.93%	1.00%	0.54%		0.61%	0.58%
Ratio of net investment income to average net assets(a)(e)	0.98%	1.20%	1.27%	1.79%		1.36%	1.40%
Ratio of expenses to average net assets*(a)(e)	1.28%	1.18%	1.25%	0.79%		0.86%	0.84%
Portfolio turnover rate(d)(f)	2%	9%	5%	8%		7%	14%

*	During the periods certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the S&P 500 Stock Master Portfolio.
(b)	Per share net investment income has been calculated using the daily average shares method.
(c)	Less than (0.01) per share.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	This rate represents the portfolio turnover rate of the S&P 500 Stock Master Portfolio.

See accompanying notes to the financial statements.

STERLING CAPITAL FUNDS

Equity Index Fund

Financial Highlights, Class B Shares

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

	For the Six Months Ended June 30, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009		For the Year Ended December 31, 2008		For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
	(Unaudited)
Net Asset Value, Beginning of Period	$8.29	$7.35	$5.94		$9.67		$9.36	$8.25

Investment Activities:
Net investment income(a)(b)	0.01	0.03	0.03		0.09		0.06	0.06
Net realized and unrealized gains (losses) from investments(a)	0.42	0.94	1.42		(3.73)		0.32	1.12

Total from Investment Activities	0.43	0.97	1.45		(3.64)		0.38	1.18

Distributions:
Net investment income	(0.01)	(0.03)	(0.04)		(0.09)		(0.07)	(0.07)
Return of capital	—	—	(0.00	)(c)	(0.00	)(c)	—	—

Total Distributions	(0.01)	(0.03)	(0.04)		(0.09)		(0.07)	(0.07)

Net Asset Value — End of Period	$8.71	$8.29	$7.35		$5.94		$9.67	$9.36

Total Return (excludes sales charge)(d)	5.16%	13.30%	24.58%		(37.83)%		4.06%	14.35%

Ratios/Supplementary Data:
Net Assets, End of Period (000’s)	$2,824	$3,588	$5,298		$6,432		$13,279	$14,765
Ratio of net expenses to average net assets(a)(e)	1.77%	1.67%	1.76%		1.30%		1.37%	1.33%
Ratio of net investment income to average net assets(a)(e)	0.22%	0.42%	0.55%		1.05%		0.65%	0.65%
Ratio of expenses to average net assets*(a)(e)	1.78%	1.68%	1.76%		1.30%		1.37%	1.34%
Portfolio turnover rate(d)(f)	2%	9%	5%		8%		7%	14%

*	During the periods certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the S&P 500 Stock Master Portfolio.
(b)	Per share net investment income has been calculated using the daily average shares method.
(c)	Less than (0.01) per share.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	This rate represents the portfolio turnover rate of the S&P 500 Stock Master Portfolio.

See accompanying notes to the financial statements.

STERLING CAPITAL FUNDS

Equity Index Fund

Financial Highlights, Class C Shares
The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).
	For the Six Months Ended June 30, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008		For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
	(Unaudited)
Net Asset Value, Beginning of Period	$8.36	$7.42	$6.00	$9.76		$9.44	$8.32

Investment Activities:
Net investment income(a)(b)	0.01	0.04	0.03	0.08		0.06	0.06
Net realized and unrealized gains (losses) from investments(a)	0.42	0.94	1.44	(3.76)		0.33	1.12

Total from Investment Activities	0.43	0.98	1.47	(3.68)		0.39	1.18

Distributions:
Net investment income	(0.01)	(0.04)	(0.04)	(0.08)		(0.07)	(0.06)
Return of capital	—	—	(0.01)	(0.00	)(c)	—	—

Total Distributions	(0.01)	(0.04)	(0.05)	(0.08)		(0.07)	(0.06)

Net Asset Value — End of Period	$8.78	$8.36	$7.42	$6.00		$9.76	$9.44

Total Return (excludes sales charge)(d)	5.18%	13.28%	24.60%	(37.84)%		4.15%	14.28%

Ratios/Supplementary Data:
Net Assets, End of Period (000’s)	$199	$179	$123	$89		$308	$281
Ratio of net expenses to average net assets(a)(e)	1.77%	1.68%	1.74%	1.30%		1.37%	1.32%
Ratio of net investment income to average net assets(a)(e)	0.23%	0.46%	0.52%	0.95%		0.66%	0.64%
Ratio of expenses to average net assets*(a)(e)	1.78%	1.69%	1.74%	1.30%		1.37%	1.33%
Portfolio turnover rate(d)(f)	2%	9%	5%	8%		7%	14%

*	During the periods certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the S&P 500 Stock Master Portfolio.
(b)	Per share net investment income has been calculated using the daily average shares method.
(c)	Less than (0.01) per share.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	This rate represents the portfolio turnover rate of the S&P 500 Stock Master Portfolio.

See accompanying notes to the financial statements.

STERLING CAPITAL FUNDS

Equity Index Fund

Financial Highlights, Institutional Class Shares
The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).
	For the Six Months Ended June 30, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008		For the Period May 1, 2007 to December 31, 2007(a)
	(Unaudited)
Net Asset Value, Beginning of Period	$8.43	$7.48	$6.02	$9.81		$9.95

Investment Activities:
Net investment income(b)(c)	0.05	0.11	0.10	0.17		0.12
Net realized and unrealized gain (losses) from investments(b)	0.42	0.96	1.47	(3.79)		(0.13)

Total from Investment Activities	0.47	1.07	1.57	(3.62)		(0.01)

Distributions:
Net investment income	(0.05)	(0.12)	(0.10)	(0.17)		(0.13)
Return of capital	—	—	(0.01)	(0.00	)(d)	—

Total Distributions	(0.05)	(0.12)	(0.11)	(0.17)		(0.13)

Net Asset Value — End of Period	$8.85	$8.43	$7.48	$6.02		$9.81

Total Return(e)	5.62%	14.41%	26.36%	(37.24)%		(0.11)%

Ratios/Supplementary Data:
Net Assets, End of Period (000’s)	$5,406	$5,189	$3,343	$47,259		$73,382
Ratio of net expenses to average net assets(b)(f)	0.77%	0.68%	0.72%	0.30%		0.41%
Ratio of net investment income to average net assets(b)(f)	1.23%	1.46%	1.66%	2.08%		1.79%
Ratio of expenses to average net assets*(b)(f)	0.78%	0.69%	0.72%	0.30%		0.41%
Portfolio turnover rate(e)(g)	2%	9%	5%	8%		7%

*	During the periods certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)	Period from commencement of operations. The Institutional Class Shares of the Equity Index Fund commenced operations on May 1, 2007.
(b)	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the S&P 500 Stock Master Portfolio.
(c)	Per share net investment income has been calculated using the daily average shares method.
(d)	Less than (0.01) per share.
(e)	Not annualized for periods less than one year.
(f)	Annualized for periods less than one year.
(g)	This rate represents the portfolio turnover rate of the S&P 500 Stock Master Portfolio.

See accompanying notes to the financial statements.

STERLING CAPITAL FUNDS

Equity Index Fund

Notes to the Financial Statements

June 30, 2011

(Unaudited)

1.	Organization:

The Sterling Capital Equity Index Fund (the “Fund”) commenced operations on September 11, 2000 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end investment company. The Fund is a separate series of the Sterling Capital Funds (the “Trust”), a Massachusetts business trust organized in 1992. The Fund invests all of its investable assets in the S&P 500 Stock Master Portfolio (the “Master Portfolio”) of the Master Investment Portfolio (“MIP”), a diversified open-end management investment company registered under the 1940 Act, rather than in a portfolio of securities. The Master Portfolio has substantially the same investment objective as the Fund. BlackRock Fund Advisors serves as investment advisor for the Master Portfolio. The financial statements of the Master Portfolio, including the schedule of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s interest of 1.09% in the net assets of the Master Portfolio at June 30, 2011.

The Fund is authorized to issue an unlimited number of shares. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Institutional Class Shares. Class A Shares of the Fund have a maximum sales charge of 5.75% as a percentage of the original purchase price. Purchases of $1 million or more in Class A Shares will not be subject to a front-end sales charge, but will be subject to a contingent deferred sales charge (“CDSC”) of up to 1.00% of the purchase price if the shares are redeemed within two years after purchase. The CDSC is based on the lower of the cost for the shares or their net asset value at the time of redemption. In addition, a CDSC of up to 1.00% of the purchase price of Class A Shares will be charged to the following shareholders who received a sales charge waiver, and then redeem their shares within two years after purchase: (i) employees of the Trust, Sterling Capital Management LLC and its affiliates, (ii) shareholders who purchased shares with proceeds from redemptions from another mutual fund complex within 60 days of redemption if a sales charge was paid on such shares, and (iii) shareholders who purchased shares online at www.sterlingcapitalfunds.com. The CDSC is based on the lower of the cost for the shares or their net asset value at the time of redemption. Class B Shares of the Fund are offered without any front-end sales charge but will be subject to a CDSC ranging from a maximum of 5.00% if redeemed less than one year after purchase to 0.00% if redeemed more than six years after purchase. Class B Shares are no longer available for new purchases. Class C Shares of the Fund are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. Institutional Class Shares of the Fund are offered without any front-end sales charge and without any CDSC.

Each class of shares has identical rights and privileges except with respect to the fees paid under the distribution plan, voting rights on matters affecting a single class of shares and the exchange privilege of each class of shares.

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with their vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

Security Valuation — The Fund records its investments in the Master Portfolio at fair value. Valuation of securities held by the Master Portfolio is discussed in Note 1 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Continued

STERLING CAPITAL FUNDS

Equity Index Fund

Notes to the Financial Statements, Continued

June 30, 2011

(Unaudited)

Fair Value Measurements — The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. During the six-months ended June 30, 2011 there were no significant changes to the valuation policies and procedures.

The summary of inputs used to determine the fair valuation of the Fund’s investment as of June 30, 2011 is as follows:

	Level 1 — Quoted Inputs	Level 2 — Other Significant Observable Inputs	Level 3 — Other Significant Unobservable Inputs	Total Fair Value
Investment in Master Portfolio	$24,825,828	$—	$—	$24,825,828

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. In addition, ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. ASU No. 2011-04 will also require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

Distributions to Shareholders — Distributions from net investment income are declared and paid quarterly by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually. The character of income and gains distributed are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., expiration of capital loss carryforwards and return of capital distribution received from securities held), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets or net asset values per share. Distributions to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expenses and Allocation Methodology — Expenses directly attributable to a class of shares are charged to that class. Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to a Fund are allocated proportionately among the Trust daily in relation to the net assets of each series of Trust or on another reasonable basis. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses that are attributable to both the Trust and Sterling Capital Variable Insurance Funds (formerly known as BB&T Variable Insurance Funds) are allocated across the Trust and Sterling Capital Variable Insurance Funds, based upon relative net assets or on another reasonable basis. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets or another appropriate basis.

Continued

STERLING CAPITAL FUNDS

Equity Index Fund

Notes to the Financial Statements, Continued

June 30, 2011

(Unaudited)

Securities Transactions and Income Recognition — The Fund records daily its proportionate interest in the net investment income and realized/unrealized capital gains and losses of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio.

Federal Income Taxes — It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code of 1986, as amended (the “Code”), and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income tax is required.

3.	Related Party Transactions:

Under its Investment Advisory Agreement with respect to the Fund, Sterling Capital Management LLC (“Sterling Capital” or the “Advisor”) exercises general oversight over the investment performance of the Fund. Sterling Capital will advise the Board of Trustees (the “Board”) if investment of all of the Fund’s assets in shares of the Master Portfolio is no longer an appropriate means of achieving the Fund’s investment objective. For periods in which all of the Fund’s assets are not invested in the Master Portfolio, Sterling Capital may receive an investment advisory fee from the Fund. For the six-months ended June 30, 2011, all of the Fund’s investable assets were invested in the Master Portfolio and Sterling Capital received no advisory fees.

Sterling Capital serves as the administrator to the Fund pursuant to an Administration Agreement. The Fund pays its portion of a fee to Sterling Capital for providing administration services based on the aggregate assets of the Trust and the Sterling Capital Variable Insurance Funds at a rate of 0.11% on the first $3.5 billion of average net assets; 0.075% on the next $1 billion of average net assets; 0.06% on the next $1.5 billion of average net assets; and 0.04% of average net assets over $6 billion. This fee is accrued daily and payable on a monthly basis. Expenses incurred are reflected on the Statement of Operations as “Administration fees.” Pursuant to a Sub-Administration Agreement with Sterling Capital, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon” or the “Sub-Administrator”), serves as sub-administrator to the Fund subject to the general supervision of the Board and Sterling Capital. For these services, BNY Mellon is entitled to a fee payable by Sterling Capital.

BNY Mellon serves as the Fund’s transfer agent and receives compensation by the Fund for these services. Expenses incurred are reflected on the Statement of Operations as “Transfer agent fees.”

Sterling Capital’s Chief Compliance Officer (“CCO”) serves as the Fund’s CCO. The CCO’s compensation is reviewed and approved by the Fund’s Board and paid by Sterling Capital. However, the Fund reimburses Sterling Capital for its allocable portion of the CCO’s salary. Expenses incurred for the Fund are reflected on the Statement of Operations as “Compliance service fees.”

The Fund has adopted a Distribution and Shareholder Services Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Sterling Capital Distributors, Inc. (the “Distributor”) (formerly known as BB&T AM Distributors, Inc.) serves as distributor to the Fund pursuant to an Underwriting Agreement effective as of April 23, 2007, as amended. The Plan provides for payments to the distributor of up to 0.50%, 1.00% and 1.00% of the average daily net assets of the Class A Shares, Class B Shares, and Class C Shares, respectively. The Distributor contractually agreed to limit the distribution and service (12b-1) fees for Class A Shares of the Fund to 0.25% throughout the period cover by this report. Distribution fees totaling $20,840 were waived for the six-months ended June 30, 2011. Distribution fee waivers are included in the Statement of Operations as “Less expenses waived by the Distributor” and these waivers are not subject to recoupment in subsequent fiscal periods. The Distributor is entitled to receive commissions on sales of shares of the Fund. For the six-months ended June 30, 2011, the Distributor received $311 from

Continued

STERLING CAPITAL FUNDS

Equity Index Fund

Notes to the Financial Statements, Continued

June 30, 2011

(Unaudited)

commissions earned on sales of shares of the Fund. Commissions paid to affiliated broker-dealers during the six months ended June 30, 2011 were $311. The fees may be used by the Distributor to pay banks, broker-dealers and other institutions, including affiliates of the Advisor.

Sterling Capital and/or its affiliates may pay out of their own bona fide profits compensation to broker-dealers and other persons for the sale and distribution of the shares and/or for the servicing of the shares. These are additional payments over and above the sales charge (including Rule 12b-1 fees) and service fees paid by the Fund. The payments, which may be different for different financial institutions, will not change the price an investor will pay for shares or the amount that a Fund will receive for the sale of the shares.

Certain Officers and a Trustee of the Fund are affiliated with Sterling Capital or the Sub-Administrator. Such Officers and Trustee receive no compensation from the Fund for serving in their respective roles. As of the date of this report, each of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust who serve on the Board are compensated at the annual rate of $40,000 plus $5,000 for each regularly scheduled quarterly meeting attended, $4,000 for each special meeting attended in person and $3,000 for each special meeting attended by telephone, plus reimbursement for certain out of pocket expenses. Each Trustee serving on a Committee of the Board receives a fee of $4,000 for each Committee meeting attended in person and $3,000 for each Committee meeting attended by telephone, plus reimbursement of certain out of pocket expenses. Additionally, the Chairman of the Board and the Audit Committee Chairman each receive an annual retainer of $15,000, and the Chairman of the Nominations Committee receives additional compensation at the rate of $1,000 for each meeting over which he or she presides as Chairman. The fees are allocated across the Trust and Sterling Capital Variable Insurance Funds based upon relative net assets. During the six-months ended June 30, 2011, actual Trustee compensation was $150,000 in total from the Trust, of which $890 was allocated to the Fund.

4.	Federal Income Taxes:

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as “Income tax expense” in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

At December 31, 2010, the Fund had net capital loss carryforwards available to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Amount	Expires
$715,833	2011
175,416	2012
519,736	2013
612,669	2014
3,549,980	2016
1,338,848	2017
2,743,646	2018

$9,656,128

Continued

STERLING CAPITAL FUNDS

Equity Index Fund

Notes to the Financial Statements, Continued

June 30, 2011

(Unaudited)

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after December 31, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year tax purposes. The Fund had $79,462 of deferred post-October capital losses, which were treated as arising on the first business day of the current fiscal year.

The tax character of distributions paid to shareholders of the Fund during the fiscal year ended December 31, 2010, were as follows:

Distributions paid from:
Ordinary Income	Total Taxable Distributions	Total Distributions Paid*
$324,656	$324,656	$324,656

*	Total Distributions Paid may differ from the Statements of Changes in Net Assets due to differences in the tax rules governing the timing of recognition.

5.	Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has noted no events that require recognition or disclosure in the financial statements.

STERLING CAPITAL FUNDS

Equity Index Fund

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-228-1872 and (ii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-228-1872 and (ii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Master Portfolio Information as of June 30, 2011	S&P 500 Stock Master Portfolio

Ten Largest Holdings	Percent of Long-Term Investments
Exxon Mobil Corp.	3%
Apple, Inc.	3
International Business Machines Corp.	2
Chevron Corp.	2
General Electric Co.	2
Microsoft Corp.	2
AT&T, Inc.	2
Johnson & Johnson	2
The Procter & Gamble Co.	2
Pfizer, Inc.	1

Sector Allocation	Percent of Long-Term Investments
Information Technology	18%
Financials	15
Energy	13
Consumer Discretionary	12
Health Care	11
Industrials	11
Consumer Staples	10
Materials	4
Utilities	3
Telecommunication Services	3
•

For Master Portfolio compliance purposes, the Master Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

Schedule of Investments June 30, 2011 (Unaudited)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Consumer Discretionary—11.6%

Auto Components—0.3%
The Goodyear Tire & Rubber Co. (a)	46,147	$773,885
Johnson Controls, Inc. (b)	127,873	5,327,189

		6,101,074

Automobiles—0.5%
Ford Motor Co. (a)	715,944	9,872,868
Harley-Davidson, Inc.	44,260	1,813,332

		11,686,200

Distributors—0.1%
Genuine Parts Co. (b)	29,575	1,608,880

Diversified Consumer Services—0.1%
Apollo Group, Inc., Class A (a)	22,888	999,748
DeVry, Inc.	11,735	693,890
H&R Block, Inc. (b)	56,996	914,216

		2,607,854

Hotels, Restaurants & Leisure—1.8%
Carnival Corp.	81,130	3,052,922
Chipotle Mexican Grill, Inc. (a)	5,854	1,804,144
Darden Restaurants, Inc.	25,817	1,284,654
International Game Technology (b)	56,751	997,683
Marriott International, Inc., Class A (b)	53,734	1,907,020
McDonald’s Corp.	195,724	16,503,448
Starbucks Corp.	141,260	5,578,357
Starwood Hotels & Resorts Worldwide, Inc.	36,731	2,058,405
Wyndham Worldwide Corp. (b)	32,349	1,088,544
Wynn Resorts Ltd.	14,288	2,050,899
Yum! Brands, Inc. (a)(b)	87,869	4,853,884

		41,179,960

Household Durables—0.4%
D.R. Horton, Inc.	53,370	614,822
Fortune Brands, Inc.	29,144	1,858,513
Harman International Industries, Inc.	13,232	602,982
Leggett & Platt, Inc.	27,087	660,381
Lennar Corp., Class A (b)	30,519	553,920
Newell Rubbermaid, Inc.	54,155	854,566
Pulte Homes, Inc. (a)	64,217	491,902
Stanley Black & Decker, Inc.	31,730	2,286,147
Whirlpool Corp.	14,211	1,155,639

		9,078,872

Internet & Catalog Retail—1.0%
Amazon.com, Inc. (a)	67,321	13,766,472
Expedia, Inc. (b)	37,291	1,081,066
NetFlix, Inc. (a)	8,254	2,168,243
priceline.com, Inc. (a)(b)	9,355	4,789,105

		21,804,886

Leisure Equipment & Products—0.1%
Hasbro, Inc. (b)	25,606	1,124,871
Mattel, Inc. (b)	65,438	1,798,891

		2,923,762

Media—3.3%
CBS Corp., Class B	126,404	3,601,250
Cablevision Systems Corp.	43,597	1,578,647
Comcast Corp., Class A	521,857	13,223,856
DIRECTV, Class A (a)	144,915	7,364,580
Discovery Communications, Inc. (a)	52,439	2,147,902

Common Stocks	Shares	Value
Consumer Discretionary (concluded)

Media (concluded)
Gannett Co., Inc.	45,522	$651,875
Interpublic Group of Cos., Inc.	91,329	1,141,613
The McGraw-Hill Cos., Inc.	57,657	2,416,405
News Corp., Class A (b)	430,702	7,623,425
Omnicom Group, Inc. (b)	52,953	2,550,217
Scripps Networks Interactive, Inc., Class A (b)	17,206	841,029
Time Warner Cable, Inc. (b)	63,523	4,957,335
Time Warner, Inc.	202,104	7,350,523
Viacom, Inc., Class B	110,471	5,634,021
The Walt Disney Co.	356,410	13,914,246
The Washington Post Co., Class B (b)	1,001	419,369

		75,416,293

Multiline Retail—1.5%
Big Lots, Inc. (a)	14,333	475,139
Family Dollar Stores, Inc. (b)	23,190	1,218,866
J.C. Penney Co., Inc. (b)	40,399	1,395,382
Kohl’s Corp.	53,136	2,657,331
Macy’s, Inc.	80,363	2,349,814
Nordstrom, Inc.	31,439	1,475,747
Sears Holdings Corp. (a)(b)	8,255	589,737
Target Corp.	130,088	6,102,428
Wal-Mart Stores, Inc. (b)	360,251	19,143,738

		35,408,182

Specialty Retail—1.9%
Abercrombie & Fitch Co., Class A	16,619	1,112,143
AutoNation, Inc. (a)(b)	12,174	445,690
AutoZone, Inc. (a)	4,791	1,412,626
Bed Bath & Beyond, Inc. (a)	47,103	2,749,402
Best Buy Co., Inc. (b)	60,778	1,909,037
CarMax, Inc. (a)	42,226	1,396,414
GameStop Corp., Class A (a)(b)	26,928	718,170
The Gap, Inc. (b)	74,070	1,340,667
The Home Depot, Inc.	300,422	10,881,285
Limited Brands, Inc. (b)	47,748	1,835,911
Lowe’s Cos., Inc.	245,810	5,729,831
O’Reilly Automotive, Inc. (a)(b)	26,107	1,710,269
Ross Stores, Inc.	22,077	1,768,809
The Sherwin-Williams Co. (b)	16,672	1,398,281
Staples, Inc.	135,257	2,137,061
The TJX Cos., Inc.	72,939	3,831,486
Tiffany & Co.	24,042	1,887,778
Urban Outfitters, Inc. (a)(b)	23,780	669,407

		42,934,267

Textiles, Apparel & Luxury Goods—0.6%
Coach, Inc. (b)	55,603	3,554,700
NIKE, Inc., Class B	71,604	6,442,928
Polo Ralph Lauren Corp.	12,102	1,604,846
VF Corp. (b)	16,474	1,788,417

		13,390,891

Total Consumer Discretionary		264,141,121

Consumer Staples—9.7%
Beverages—2.5%
Brown-Forman Corp., Class B (b)	19,287	1,440,546
The Coca-Cola Co. (b)	431,608	29,042,902
Coca-Cola Enterprises, Inc.	61,279	1,788,121

Continued

Schedule of Investments (Continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Consumer Staples (concluded)

Beverages (concluded)
Constellation Brands, Inc. (a)	33,487	$697,199
Dr Pepper Snapple Group, Inc. (b)	42,092	1,764,918
Molson Coors Brewing Co., Class B (b)	29,742	1,330,657
PepsiCo, Inc.	298,186	21,001,240

		57,065,583

Food & Staples Retailing—1.5%
CVS Caremark Corp. (b)	255,851	9,614,881
Costco Wholesale Corp.	82,336	6,688,977
The Kroger Co.	114,635	2,842,948
SUPERVALU, Inc. (b)	40,825	384,163
Safeway, Inc.	67,065	1,567,309
Sysco Corp. (b)	110,194	3,435,849
Walgreen Co.	172,767	7,335,687
Whole Foods Market, Inc. (b)	28,110	1,783,579

		33,653,393

Food Products—1.6%
Archer Daniels Midland Co.	128,811	3,883,652
Campbell Soup Co. (b)	34,068	1,177,049
ConAgra Foods, Inc.	77,373	1,996,997
Dean Foods Co. (a)	35,265	432,702
General Mills, Inc. (b)	120,299	4,477,529
H.J. Heinz Co. (b)	60,500	3,223,440
The Hershey Co.	28,989	1,648,025
Hormel Foods Corp. (b)	26,295	783,854
The J.M. Smucker Co.	21,959	1,678,546
Kellogg Co. (b)	47,360	2,619,955
Kraft Foods, Inc., Class A	331,374	11,674,306
McCormick & Co., Inc. (b)	24,837	1,231,170
Sara Lee Corp.	110,679	2,101,794
Tyson Foods, Inc., Class A	56,713	1,101,366

		38,030,385

Household Products—2.1%
Colgate-Palmolive Co.	92,262	8,064,621
The Clorox Co. (b)	25,242	1,702,321
Kimberly-Clark Corp.	74,182	4,937,554
The Procter & Gamble Co.	526,403	33,463,439

		48,167,935

Personal Products—0.3%
Avon Products, Inc.	80,801	2,262,428
The Estee Lauder Cos., Inc., Class A	21,529	2,264,636
Mead Johnson Nutrition Co.	38,464	2,598,243

		7,125,307

Tobacco—1.7%
Altria Group, Inc.	394,613	10,421,729
Lorillard, Inc.	27,158	2,956,692
Philip Morris International, Inc.	335,429	22,396,594
Reynolds American, Inc.	63,578	2,355,565

		38,130,580

Total Consumer Staples		222,173,183

Energy—12.5%
Energy Equipment & Services—2.3%
Baker Hughes, Inc.	81,914	5,943,680

Common Stocks	Shares	Value
Energy (concluded)

Energy Equipment & Services (concluded)
Cameron International Corp. (a)	46,015	$2,314,094
Diamond Offshore Drilling, Inc. (b)	12,946	911,528
FMC Technologies, Inc. (a)(b)	45,640	2,044,215
Halliburton Co.	172,469	8,795,919
Helmerich & Payne, Inc. (b)	20,246	1,338,665
Nabors Industries Ltd. (a)	53,690	1,322,922
National Oilwell Varco, Inc.	79,733	6,235,918
Noble Corp.	47,431	1,869,256
Rowan Cos., Inc. (a)	24,090	934,933
Schlumberger Ltd.	255,800	22,101,120

		53,812,250

Oil, Gas & Consumable Fuels—10.2%
Alpha Natural Resources, Inc. (a)	42,551	1,933,517
Anadarko Petroleum Corp.	93,770	7,197,785
Apache Corp.	72,277	8,918,259
Cabot Oil & Gas Corp.	19,766	1,310,683
Chesapeake Energy Corp.	123,621	3,670,307
Chevron Corp.	379,019	38,978,314
ConocoPhillips	266,619	20,047,083
CONSOL Energy, Inc.	42,534	2,062,048
Denbury Resources, Inc. (a)	75,348	1,506,960
Devon Energy Corp.	79,847	6,292,742
EOG Resources, Inc.	50,587	5,288,871
El Paso Corp.	144,843	2,925,829
Exxon Mobil Corp.	928,925	75,595,916
Hess Corp.	56,974	4,259,376
Marathon Oil Corp.	134,213	7,070,341
Murphy Oil Corp.	36,573	2,401,383
Newfield Exploration Co. (a)	24,938	1,696,283
Noble Energy, Inc.	33,278	2,982,707
Occidental Petroleum Corp.	153,244	15,943,506
Peabody Energy Corp.	50,861	2,996,222
Pioneer Natural Resources Co.	21,894	1,961,046
QEP Resources, Inc.	32,999	1,380,348
Range Resources Corp. (b)	30,138	1,672,659
Southwestern Energy Co. (a)	65,376	2,803,323
Spectra Energy Corp. (b)	122,686	3,362,823
Sunoco, Inc.	22,987	958,788
Tesoro Corp. (a)(b)	27,192	622,969
Valero Energy Corp.	107,788	2,756,139
The Williams Cos., Inc.	110,906	3,354,907

		231,951,134

Total Energy		285,763,384

Financials—14.9%
Capital Markets—2.3%
Ameriprise Financial, Inc.	45,805	2,642,032
The Bank of New York Mellon Corp.	234,183	5,999,768
BlackRock, Inc. (c)	18,109	3,473,487
The Charles Schwab Corp. (b)	189,008	3,109,182
E*Trade Financial Corp. (a)	47,254	652,105
Federated Investors, Inc., Class B (b)	17,586	419,250
Franklin Resources, Inc.	27,257	3,578,572
The Goldman Sachs Group, Inc.	97,672	12,999,167
Invesco Ltd.	87,425	2,045,745
Janus Capital Group, Inc.	35,433	334,488
Legg Mason, Inc.	28,370	929,401
Morgan Stanley	291,424	6,705,666

Continued

Schedule of Investments (Continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Financials (continued)

Capital Markets (concluded)
Northern Trust Corp.	45,516	$2,091,915
State Street Corp.	94,973	4,282,333
T Rowe Price Group, Inc.	49,041	2,959,134

		52,222,245

Commercial Banks—2.7%
BB&T Corp.	131,336	3,525,058
Comerica, Inc.	33,032	1,141,916
Fifth Third Bancorp	172,542	2,199,910
First Horizon National Corp.	50,018	477,172
Huntington Bancshares, Inc.	161,038	1,056,409
KeyCorp	178,926	1,490,454
M&T Bank Corp.	23,630	2,078,258
Marshall & Ilsley Corp.	100,683	802,443
PNC Financial Services Group, Inc. (b)(c)	99,186	5,912,477
Regions Financial Corp.	236,148	1,464,118
SunTrust Banks, Inc.	101,121	2,608,922
U.S. Bancorp	363,162	9,264,263
Wells Fargo & Co.	997,181	27,980,899
Zions BanCorp. (b)	34,760	834,588

		60,836,887

Consumer Finance—0.8%
American Express Co.	197,146	10,192,448
Capital One Financial Corp.	86,510	4,469,972
Discover Financial Services	102,507	2,742,062
SLM Corp.	98,757	1,660,105

		19,064,587

Diversified Financial Services—3.7%
Bank of America Corp.	1,910,353	20,937,469
CME Group, Inc.	12,598	3,673,451
Citigroup, Inc.	550,627	22,928,108
IntercontinentalExchange, Inc. (a)	13,771	1,717,381
JPMorgan Chase & Co.	749,190	30,671,839
Leucadia National Corp. (b)	37,065	1,263,916
Moody’s Corp. (b)	37,418	1,434,980
The NASDAQ OMX Group, Inc. (a)	28,443	719,608
NYSE Euronext	49,106	1,682,863

		85,029,615

Insurance—3.7%
ACE Ltd.	63,575	4,184,506
Aon Corp.	62,616	3,212,201
Aflac, Inc.	88,387	4,125,905
The Allstate Corp. (b)	98,836	3,017,463
American International Group, Inc. (a)	82,331	2,413,945
Assurant, Inc.	18,391	667,042
Berkshire Hathaway, Inc., Class B (a)	326,401	25,260,173
Chubb Corp.	55,177	3,454,632
Cincinnati Financial Corp. (b)	30,959	903,384
Genworth Financial, Inc., Class A (a)	91,567	941,309
Hartford Financial Services Group, Inc.	83,612	2,204,848
Lincoln National Corp.	59,326	1,690,198
Loews Corp.	58,612	2,466,979
Marsh & McLennan Cos., Inc. (b)	103,185	3,218,340
MetLife, Inc.	199,239	8,740,615
Principal Financial Group, Inc. (b)	60,304	1,834,448

Common Stocks	Shares	Value
Financials (concluded)

Insurance (concluded)
The Progressive Corp.	123,087	$2,631,600
Prudential Financial, Inc. (b)	91,966	5,848,118
Torchmark Corp.	14,411	924,322
The Travelers Cos., Inc.	79,098	4,617,741
Unum Group	58,007	1,478,018
XL Group Plc	58,266	1,280,687

		85,116,474

Real Estate Investment Trusts (REITs)—1.5%
Apartment Investment & Management Co.	22,435	572,766
AvalonBay Communities, Inc.	16,442	2,111,153
Boston Properties, Inc.	27,425	2,911,438
Equity Residential	55,605	3,336,300
HCP, Inc.	76,481	2,806,088
Health Care REIT, Inc.	33,458	1,754,203
Host Hotels & Resorts, Inc. (b)	129,201	2,189,957
Kimco Realty Corp.	76,077	1,418,075
Plum Creek Timber Co., Inc. (b)	30,282	1,227,632
ProLogis, Inc.	79,648	2,854,584
Public Storage	26,274	2,995,499
Simon Property Group, Inc.	55,364	6,434,958
Ventas, Inc. (b)	30,575	1,611,608
Vornado Realty Trust	30,949	2,883,828

		35,108,089

Real Estate Management & Development—0.1%
CB Richard Ellis Group, Inc., Class A (a)	54,589	1,370,730

Thrifts & Mortgage Finance—0.1%
Hudson City Bancorp, Inc.	100,039	819,319
People’s United Financial, Inc. (b)	68,692	923,221

		1,742,540

Total Financials		340,491,167

Health Care—11.5%
Biotechnology—1.2%
Amgen, Inc. (a)	175,263	10,226,596
Biogen Idec, Inc. (a)	45,531	4,868,175
Celgene Corp. (a)	87,388	5,271,244
Cephalon, Inc. (a)	14,469	1,156,073
Gilead Sciences, Inc. (a)	148,574	6,152,449

		27,674,537

Health Care Equipment & Supplies—2.0%
Baxter International, Inc.	107,665	6,426,524
Becton Dickinson & Co.	41,327	3,561,148
Boston Scientific Corp. (a)	286,412	1,979,107
C.R. Bard, Inc. (b)	16,139	1,773,031
CareFusion Corp. (a)	41,661	1,131,929
Covidien PLC	93,418	4,972,640
DENTSPLY International, Inc. (b)	26,998	1,028,084
Edwards Lifesciences Corp. (a)	21,561	1,879,688
Hospira, Inc. (a)	31,665	1,794,139
Intuitive Surgical, Inc. (a)	7,400	2,753,614
Medtronic, Inc. (b)	201,562	7,766,184
St. Jude Medical, Inc.	61,947	2,953,633
Stryker Corp.	62,905	3,691,894
Varian Medical Systems, Inc. (a)	22,200	1,554,444
Zimmer Holdings, Inc. (a)	36,121	2,282,847

		45,548,906

Continued

Schedule of Investments (Continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Health Care (concluded)

Health Care Providers & Services—2.2%
Aetna, Inc.	71,713	$3,161,826
AmerisourceBergen Corp. (b)	51,533	2,133,466
CIGNA Corp. (b)	50,994	2,622,621
Cardinal Health, Inc.	66,212	3,007,349
Coventry Health Care, Inc. (a)	27,865	1,016,237
DaVita, Inc. (a)	18,023	1,560,972
Express Scripts, Inc. (a)(b)	99,780	5,386,124
Humana, Inc. (b)	31,688	2,552,152
Laboratory Corp. of America Holdings (a)(b)	18,961	1,835,235
McKesson Corp. (b)	47,554	3,977,892
Medco Health Solutions, Inc. (a)	75,506	4,267,599
Patterson Cos., Inc. (b)	18,026	592,875
Quest Diagnostics, Inc. (b)	29,622	1,750,660
Tenet Healthcare Corp. (a)	90,436	564,321
UnitedHealth Group, Inc.	204,424	10,544,190
WellPoint, Inc.	69,319	5,460,258

		50,433,777

Health Care Technology—0.1%
Cerner Corp. (a)(b)	27,228	1,663,903

Life Sciences Tools & Services—0.4%
Life Technologies Corp. (a)	33,814	1,760,695
PerkinElmer, Inc.	21,536	579,534
Thermo Fisher Scientific, Inc. (a)	72,377	4,660,355
Waters Corp. (a)	17,337	1,659,844

		8,660,428

Pharmaceuticals—5.6%
Abbott Laboratories	293,013	15,418,344
Allergan, Inc.	57,461	4,783,628
Bristol-Myers Squibb Co.	321,569	9,312,638
Eli Lilly & Co.	192,027	7,206,774
Forest Laboratories, Inc. (a)	53,729	2,113,699
Johnson & Johnson	516,814	34,378,467
Merck & Co., Inc.	581,911	20,535,639
Mylan, Inc. (a)	83,055	2,048,967
Pfizer, Inc.	1,490,134	30,696,761
Watson Pharmaceuticals, Inc. (a)	23,859	1,639,829

		128,134,746

Total Health Care		262,116,297

Industrials—11.2%
Aerospace & Defense—2.8%
The Boeing Co.	139,167	10,288,616
General Dynamics Corp.	70,058	5,220,722
Goodrich Corp.	23,616	2,255,328
Honeywell International, Inc.	148,344	8,839,819
ITT Corp. (b)	34,538	2,035,324
L-3 Communications Holdings, Inc. (b)	20,094	1,757,220
Lockheed Martin Corp. (b)	53,676	4,346,146
Northrop Grumman Corp. (b)	55,150	3,824,653
Precision Castparts Corp.	27,110	4,463,661
Raytheon Co. (b)	67,203	3,350,070
Rockwell Collins, Inc.	29,159	1,798,819
United Technologies Corp. (b)	172,658	15,281,960

		63,462,338

Common Stocks	Shares	Value
Industrials (continued)

Air Freight & Logistics—1.0%
C.H. Robinson Worldwide, Inc.	30,819	$2,429,770
Expeditors International of Washington, Inc. (b)	39,896	2,042,276
FedEx Corp.	59,486	5,642,247
United Parcel Service, Inc., Class B (b)	185,915	13,558,781

		23,673,074

Airlines—0.1%
Southwest Airlines Co.	149,012	1,701,717

Building Products—0.0%
Masco Corp. (b)	68,016	818,232

Commercial Services & Supplies—0.5%
Avery Dennison Corp.	19,911	769,162
Cintas Corp. (b)	24,008	792,984
Iron Mountain, Inc. (b)	38,012	1,295,829
Pitney Bowes, Inc. (b)	38,705	889,828
R.R. Donnelley & Sons Co. (b)	35,717	700,411
Republic Services, Inc. (b)	57,693	1,779,829
Stericycle, Inc. (a)	16,234	1,446,774
Waste Management, Inc. (b)	89,385	3,331,379

		11,006,196

Construction & Engineering—0.2%
Fluor Corp.	32,866	2,125,116
Jacobs Engineering Group, Inc. (a)(b)	23,616	1,021,392
Quanta Services, Inc. (a)	40,932	826,826

		3,973,334

Electrical Equipment—0.6%
Emerson Electric Co. (b)	141,744	7,973,100
First Solar, Inc. (a)(b)	10,154	1,343,070
Rockwell Automation, Inc. (b)	27,174	2,357,616
Roper Industries, Inc.	18,135	1,510,645

		13,184,431

Industrial Conglomerates—2.4%
3M Co.	134,007	12,710,564
General Electric Co.	1,999,558	37,711,664
Textron, Inc. (b)	51,697	1,220,566
Tyco International Ltd.	88,567	4,377,867

		56,020,661

Machinery—2.4%
Caterpillar, Inc. (b)	121,485	12,933,293
Cummins, Inc.	36,976	3,826,646
Danaher Corp.	102,618	5,437,728
Deere & Co. (b)	79,140	6,525,093
Dover Corp. (b)	35,071	2,377,814
Eaton Corp. (b)	64,419	3,314,358
Flowserve Corp.	10,433	1,146,482
Illinois Tool Works, Inc. (b)	94,235	5,323,335
Ingersoll-Rand Plc	62,417	2,834,356
Joy Global, Inc.	19,702	1,876,418
PACCAR, Inc. (b)	68,676	3,508,657
Pall Corp.	21,965	1,235,092
Parker Hannifin Corp.	30,433	2,731,057
Snap-on, Inc. (b)	11,070	691,654

		53,761,983

Continued

Schedule of Investments (Continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Industrials (concluded)

Professional Services—0.1%
Dun & Bradstreet Corp.	9,465	$714,986
Equifax, Inc.	23,312	809,393
Monster Worldwide, Inc. (a)	24,861	364,462
Robert Half International, Inc. (b)	27,200	735,216

		2,624,057

Road & Rail—0.9%
CSX Corp.	208,860	5,476,309
Norfolk Southern Corp.	66,655	4,994,459
Ryder System, Inc.	9,748	554,174
Union Pacific Corp.	92,492	9,656,165

		20,681,107

Trading Companies & Distributors—0.2%
Fastenal Co. (b)	55,398	1,993,774
W.W. Grainger, Inc. (b)	10,938	1,680,624

		3,674,398

Total Industrials		254,581,528

Information Technology—17.8%
Communications Equipment—2.0%
Cisco Systems, Inc.	1,037,538	16,195,968
F5 Networks, Inc. (a)	15,323	1,689,361
Harris Corp. (b)	23,899	1,076,889
JDS Uniphase Corp. (a)	42,587	709,499
Juniper Networks, Inc. (a)	100,554	3,167,451
Motorola Mobility Holdings, Inc. (a)	55,893	1,231,882
Motorola Solutions, Inc. (a)	63,957	2,944,580
QUALCOMM, Inc.	314,745	17,874,369
Tellabs, Inc.	68,814	317,232

		45,207,231

Computers & Peripherals—6.0%
Apple, Inc. (a)	174,359	58,527,085
Dell, Inc. (a)	309,999	5,167,683
EMC Corp. (a)(b)	388,041	10,690,530
Hewlett-Packard Co.	391,287	14,242,847
International Business Machines Corp.	228,420	39,185,451
Lexmark International, Inc., Class A (a)	14,930	436,852
NetApp, Inc. (a)	69,155	3,650,001
SanDisk Corp. (a)	44,977	1,866,545
Teradata Corp. (a)	31,916	1,921,343
Western Digital Corp. (a)	43,478	1,581,730

		137,270,067

Electronic Equipment, Instruments & Components—0.6%
Agilent Technologies, Inc. (a)	65,565	3,351,027
Amphenol Corp., Class A	33,035	1,783,560
Corning, Inc.	295,854	5,369,750
FLIR Systems, Inc.	29,723	1,001,962
Jabil Circuit, Inc. (b)	37,239	752,228
Molex, Inc. (b)	26,235	676,076

		12,934,603

Common Stocks	Shares	Value
Information Technology (continued)

Internet Software & Services—1.6%
Akamai Technologies, Inc. (a)	35,014	$1,101,890
eBay, Inc. (a)	215,466	6,953,088
Google, Inc., Class A (a)	47,389	23,996,842
VeriSign, Inc.	31,784	1,063,493
Yahoo!, Inc. (a)	246,141	3,701,961

		36,817,274

IT Services—1.4%
Automatic Data Processing, Inc.	94,167	4,960,718
Cognizant Technology Solutions Corp., Class A (a)	57,185	4,193,948
Computer Sciences Corp.	29,051	1,102,776
Fidelity National Information Services, Inc.	50,646	1,559,390
Fiserv, Inc. (a)	27,076	1,695,770
MasterCard, Inc., Class A	17,780	5,357,825
Paychex, Inc. (b)	60,512	1,858,929
SAIC, Inc. (a)(b)	53,029	891,948
Total System Services, Inc. (b)	30,855	573,286
Visa, Inc., Class A (b)	90,406	7,617,609
The Western Union Co.	119,561	2,394,807

		32,207,006

Office Electronics—0.1%
Xerox Corp.	263,086	2,738,725

Semiconductors & Semiconductor Equipment—2.4%
Advanced Micro Devices, Inc. (a)(b)	109,321	764,154
Altera Corp.	60,690	2,812,981
Analog Devices, Inc.	56,329	2,204,717
Applied Materials, Inc.	248,024	3,226,792
Broadcom Corp., Class A (a)	90,030	3,028,609
Intel Corp.	1,000,036	22,160,798
KLA-Tencor Corp.	31,333	1,268,360
LSI Corp. (a)	114,032	811,908
Linear Technology Corp.	43,125	1,423,987
MEMC Electronic Materials, Inc. (a)	43,740	373,102
Microchip Technology, Inc. (b)	35,836	1,358,543
Micron Technology, Inc. (a)	161,132	1,205,267
NVIDIA Corp. (a)	113,010	1,800,814
National Semiconductor Corp.	45,798	1,127,089
Novellus Systems, Inc. (a)(b)	17,128	619,006
Teradyne, Inc. (a)(b)	35,201	520,975
Texas Instruments, Inc.	219,160	7,195,023
Xilinx, Inc. (b)	49,999	1,823,464

		53,725,589

Software—3.7%
Adobe Systems, Inc. (a)	95,143	2,992,247
Autodesk, Inc. (a)	43,569	1,681,764
BMC Software, Inc. (a)	33,532	1,834,201
CA, Inc.	71,829	1,640,574
Citrix Systems, Inc. (a)	35,536	2,842,880
Compuware Corp. (a)	41,170	401,819
Electronic Arts, Inc. (a)	62,483	1,474,599
Intuit, Inc. (a)	51,603	2,676,132
Microsoft Corp. (b)	1,399,118	36,377,068
Oracle Corp.	734,631	24,176,706
Red Hat, Inc. (a)	36,218	1,662,406

Continued

Schedule of Investments (Continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Information Technology (concluded)

Software (concluded)
Salesforce.com, Inc. (a)	22,702	$3,382,144
Symantec Corp. (a)	142,414	2,808,404

		83,950,944

Total Information Technology		404,851,439

Materials—3.7%
Chemicals—2.1%
Air Products & Chemicals, Inc.	40,029	3,825,972
Airgas, Inc.	13,276	929,851
CF Industries Holdings, Inc.	13,399	1,898,236
The Dow Chemical Co. (b)	221,579	7,976,844
E.I. du Pont de Nemours & Co. (b)	175,055	9,461,723
Eastman Chemical Co.	13,266	1,354,061
Ecolab, Inc. (b)	43,743	2,466,230
FMC Corp. (b)	13,410	1,153,528
International Flavors & Fragrances, Inc. (b)	15,243	979,210
Monsanto Co.	100,880	7,317,835
PPG Industries, Inc.	29,901	2,714,712
Praxair, Inc. (b)	57,306	6,211,397
Sigma-Aldrich Corp.	22,847	1,676,513

		47,966,112

Construction Materials—0.0%
Vulcan Materials Co. (b)	24,079	927,764

Containers & Packaging—0.2%
Ball Corp. (b)	31,578	1,214,490
Bemis Co., Inc. (b)	20,352	687,491
Owens-Illinois, Inc. (a)	31,095	802,562
Sealed Air Corp.	30,256	719,790

		3,424,333

Metals & Mining—1.1%
AK Steel Holding Corp. (b)	20,937	329,967
Alcoa, Inc.	199,770	3,168,352
Allegheny Technologies, Inc.	19,962	1,266,988
Cliffs Natural Resources, Inc. (b)	27,240	2,518,338
Freeport-McMoRan Copper & Gold, Inc.	178,562	9,445,930
Newmont Mining Corp.	93,108	5,025,039
Nucor Corp. (b)	59,388	2,447,973
Titanium Metals Corp.	17,365	318,127
United States Steel Corp. (b)	26,935	1,240,087

		25,760,801

Paper & Forest Products—0.3%
International Paper Co. (b)	82,671	2,465,249
MeadWestvaco Corp.	31,978	1,065,187
Weyerhaeuser Co.	100,991	2,207,664

		5,738,100

Total Materials		83,817,110

Telecommunication Services—3.1%
Diversified Telecommunication Services—2.7%
AT&T, Inc. (b)	1,116,531	35,070,239
CenturyLink, Inc.	113,126	4,573,684
Frontier Communications Corp. (b)	186,283	1,503,304
Verizon Communications, Inc. (b)	533,357	19,856,881
Windstream Corp. (b)	95,937	1,243,343

		62,247,451

Common Stocks	Shares	Value
Telecommunication Services (concluded)

Wireless Telecommunication Services—0.4%
American Tower Corp., Class A (a)	74,744	$3,911,353
MetroPCS Communications, Inc. (a)	50,122	862,600
Sprint Nextel Corp. (a)	562,179	3,030,145

		7,804,098

Total Telecommunication Services		70,051,549

Utilities—3.4%
Electric Utilities—1.8%
American Electric Power Co., Inc.	90,922	3,425,941
Duke Energy Corp.	250,917	4,724,767
Edison International (b)	61,255	2,373,631
Entergy Corp. (b)	33,661	2,298,373
Exelon Corp.	124,894	5,350,459
FirstEnergy Corp.	78,620	3,471,073
NextEra Energy, Inc.	79,512	4,568,760
Northeast Utilities (b)	33,534	1,179,391
PPL Corp.	108,720	3,025,678
Pepco Holdings, Inc. (b)	42,749	839,163
Pinnacle West Capital Corp.	20,661	921,067
Progress Energy, Inc.	55,606	2,669,644
Southern Co.	160,035	6,462,213

		41,310,160

Gas Utilities—0.1%
EQT Corp.	27,934	1,467,094
Nicor, Inc.	8,697	476,074
Oneok, Inc.	20,030	1,482,420

		3,425,588

Independent Power Producers & Energy Traders—0.2%
The AES Corp. (a)	124,234	1,582,741
Constellation Energy Group, Inc.	37,868	1,437,469
NRG Energy, Inc. (a)	45,753	1,124,609

		4,144,819

Multi-Utilities—1.3%
Ameren Corp.	45,689	1,317,671
CMS Energy Corp.	47,889	942,934
Centerpoint Energy, Inc.	79,566	1,539,602
Consolidated Edison, Inc. (b)	55,270	2,942,575
DTE Energy Co.	31,778	1,589,536
Dominion Resources, Inc. (b)	108,713	5,247,576
Integrys Energy Group, Inc.	14,816	768,061
NiSource, Inc. (b)	53,050	1,074,262
PG&E Corp.	74,969	3,150,947
Public Service Enterprise Group, Inc.	95,131	3,105,076
SCANA Corp. (b)	21,616	851,022
Sempra Energy	45,216	2,391,022
TECO Energy, Inc. (b)	40,813	770,958
Wisconsin Energy Corp. (b)	43,748	1,371,500
Xcel Energy, Inc. (b)	91,573	2,225,224

		29,287,966

Total Utilities		78,168,533

Total Long-Term Investments (Cost—$1,834,148,007)—99.4%		2,266,155,311

Continued

Schedule of Investments (Continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Short-Term Securities

Money Market Funds—8.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.16% (c)(d)(e)	169,237,280	$169,237,280
BlackRock Cash Funds: Prime, SL Agency Shares, 0.17% (c)(d)(e)	23,887,779	23,887,779

		193,125,059

	Par (000)
U.S. Treasury Obligations—0.0%
U.S. Treasury Bill, 0.02%, 9/22/11 (f)(g)	$900	899,948

Total Short-Term Securities (Cost—$194,025,028)—8.5%		194,025,007

Total Investments Before Short Positions (Cost—$2,028,173,035*)—108.0%		2,460,180,318

Short Positions (h)	Shares	Value
Short-Term Securities (concluded)

AMC Networks, Inc., Class A (a)	10,899	$(474,107)

Total Short Positions (Proceeds Received—$474,070)—(0.0)%		(474,107)

Total Investments Net of Short Positions—108.0%		2,459,706,211
Liabilities in Excess of Other Assets—(8.0)%		(181,071,541)

Net Assets—100.0%		$2,278,634,670

*	The cost and unrealized appreciation (depreciation) of investments before short positions as of June 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$2,109,000,913

Gross unrealized appreciation	612,205,474
Gross unrealized depreciation	(261,026,069)

Net unrealized appreciation	$351,179,405

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Investments in companies considered to be an affiliate of the Master Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Shares Held at December 31, 2010	Shares Purchased	Shares Sold	Shares Held at June 30, 2011	Value at June 30, 2011	Realized Loss	Income
BlackRock Cash Funds:
Institutional, SL Agency Shares	350,818,795	—	(181,581,515)[1]	169,237,280	$169,237,280	—	$343,386
BlackRock Cash Funds:
Prime, SL Agency Shares	53,051,433	—	(29,163,654)[1]	23,887,779	$23,887,779	—	$46,513
BlackRock, Inc.	—	18,294	(185)	18,109	$3,473,487	$(339)	$24,710
PNC Financial Services Group, Inc.	98,114	2,110	(1,038)	99,186	$5,912,477	$(10,502)	$44,384

[1]	Represents net activity.

(d)	Represents the current yield as of report date.
(e)	All or a portion of this security was purchased with the cash collateral from securities loaned.
(f)	All or a portion of this security has been pledged as collateral in connection with open financial futures contracts.
(g)	Rate shown is the yield to maturity as of the date of purchase.
(h)	In order to track the performance of its benchmark index, the Master Portfolio sold non-index securities that it subsequently received in corporate actions occurring on the opening of market trading on the following business day.

•

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Master Portfolio management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Financial futures contracts purchased as of June 30, 2011 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation
191	S&P 500 INDEX	Chicago	September 2011	$12,563,025	$324,595

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and does not necessarily correspond to the Master Portfolio’s perceived risk investing in those securities.

Continued

Schedule of Investments (Concluded)	S&P 500 Stock Master Portfolio

For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of June 30, 2011 in determining the fair valuation of the Master Portfolio’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1] :
Common Stocks	$2,266,155,311	—	—	$2,266,155,311
Short-Term Securities:
Money Market Funds	193,125,059	—	—	193,125,059
U.S. Treasury Obligations	—	$899,948	—	899,948
Liabilities:
Investments:
Investments Sold Short	(474,107)	—	—	(474,107)

Total	$2,458,806,263	$899,948	—	$2,459,706,211

Derivative Financial Instruments[2]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Equity Contracts	$324,595	—	—	$324,595

[1]	See above Schedule of Investments for values in each sector and industry.
[2]	Derivative financial instruments are financial futures contracts. Financial futures contracts are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

S&P 500 Stock Master Portfolio

Statement of Assets and Liabilities
June 30, 2011 (Unaudited)
Assets
Investments at value — unaffiliated (including securities loaned of $180,552,956, cost—$1,825,826,289)	$2,257,669,295
Investments at value — affiliated (cost—$202,346,746)	202,511,023
Investments sold receivable	741,439
Dividends receivable	2,881,267
Securities lending income receivable — affiliated	16,368
Interest receivable	38
Margin variation receivable	100,334

Total assets	2,463,919,764

Liabilities
Collateral on securities loaned at value	184,710,940
Short positions at value (Proceeds $474,070)	474,107
Investment advisory fees payable	70,582
Professional fees payable	17,277
Trustees’ fees payable	12,188

Total liabilities	185,285,094

Net Assets	$2,278,634,670

Net Assets Consist of
Investors’ capital	$1,846,302,829
Net unrealized appreciation/depreciation.	432,331,841

Net Assets	$2,278,634,670

Statement of Operations
Six Months Ended June 30, 2011 (Unaudited)
Investment Income
Dividends — unaffiliated	$22,068,648
Securities lending — affiliated	359,656
Income — affiliated	99,337
Interest	1,725

Total income	22,529,366

Expenses
Investment advisory	562,859
Professional	23,607
Independent Trustees	38,121

Total expenses	624,587
Less fees waived by advisor	(61,728)

Total expenses after fees waived	562,859

Net investment income.	21,966,507

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(643,462)
Investments — affiliated	(10,841)
Financial futures contracts	690,531

36,228

Net change in unrealized appreciation/depreciation on:
Investments	108,556,437
Financial futures contracts	(349,899)
Short positions	(37)

108,206,501

Total realized and unrealized gain	108,242,729

Net Increase in Net Assets Resulting from Operations	$130,209,236

See Notes to Financial Statements.

S&P 500 Stock Master Portfolio

Statements of Changes in Net Assets
	Six Months Ended June 30, 2011	Year Ended December 31, 2010
	(Unaudited)
Increase (Decrease) in Net Assets:
Operations
Net investment income	$21,966,507	$40,499,948
Net realized gain (loss)	36,228	(97,772,658)
Net change in unrealized appreciation/depreciation	108,206,501	343,783,895

Net increase in net assets resulting from operations	130,209,236	286,511,185

Capital Transactions
Proceeds from contributions	115,264,568	253,464,019
Fair value of withdrawals	(125,555,915)	(430,320,410)

Net decrease in net assets derived from capital transactions	(10,291,347)	(176,856,391)

Net Assets
Total increase in net assets	119,917,889	109,654,794
Beginning of period	2,158,716,781	2,049,061,987

End of period	$2,278,634,670	$2,158,716,781

See Notes to Financial Statements.

S&P 500 Stock Master Portfolio

Financial Highlights
	Six Months Ended June 30, 2011	Year Ended December 31,
		2010	2009	2008	2007	2006
	(Unaudited)
Total Investment Return
Total investment return	6.03%[1]	15.06%	26.63%	(36.86)%	5.54%	15.75%

Ratios to Average Net Assets
Total expenses	0.06%[2]	0.05%	0.05%	0.05%	0.05%	0.05%

Total expenses after fees waived	0.05%[2]	0.05%	0.05%	0.05%	0.05%	0.05%

Net investment income	1.95%[2]	2.01%	2.35%	2.32%	1.98%	1.93%

Supplemental Data
Net assets, end of period (000)	$2,278,635	$2,158,717	$2,049,062	$1,690,980	$2,920,748	$2,727,449

Portfolio turnover[3]	2%	9%	5%	8%	7%	14%

[1]	Aggregate total investment return.
[2]	Annualized.
[3]	Portfolio turnover rates include in-kind transactions, if any.

See Notes to Financial Statements.

S&P 500 Stock Master Portfolio

Notes to Financial Statements

June 30, 2011

(Unaudited)

1.	Organization and Significant Accounting Policies:

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate to S&P 500 Stock Master Portfolio (the “Master Portfolio”), which is a series of MIP. The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: US GAAP defines fair value as the price the Master would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at net asset value each business day. Financial futures contracts traded on exchanges are valued at their last sale price. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, BlackRock Fund Advisors (“BFA”), the Master Portfolio’s investment advisor, seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that BFA deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), the Master Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Securities Lending: The Master Portfolio may lend securities approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current

Continued

Master Investment Portfolio

Notes to Financial Statements, Continued

June 30, 2011

(Unaudited)

market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Master Portfolio earns dividend and interest on the securities loaned but does not receive dividend or interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Master Portfolio could experience delays and costs in gaining access to the collateral. The Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the period, the participating Master Portfolio accepted only cash collateral in connection with securities loaned.

Income Taxes: The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s US federal tax returns remains open for each of the four years ended December 31, 2010. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Master Portfolio’s financial statements and disclosures.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several master portfolios are pro rated among those master portfolios on the basis of relative net assets or other appropriate methods.

2.	Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the return of the Master Portfolio and to economically hedge, or protect, its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Master Portfolio purchases or sells financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements

Continued

Master Investment Portfolio

Notes to Financial Statements, Continued

June 30, 2011

(Unaudited)

between the Master Portfolio and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Master Portfolio as unrealized appreciation or depreciation. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2011
Asset Derivatives
	Statement of Assets and Liabilities Location	Value
Equity contracts	Net unrealized appreciation/depreciation*	$324,595

*	Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Period Ended June 30, 2011
	Net Realized Gain from Financial Futures Contracts	Net Change in Unrealized Appreciation on Financial Futures Contracts
Equity contracts	$690,531	$(349,899)

For the six months ended June 30, 2011, the average quarterly number of contracts and notional amount of outstanding financial futures contracts purchased was 286 and $18,864,038, respectively.

3.	Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Master Portfolio for 1940 Act purposes, but Barclays is not.

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement (the “Investment Advisory Agreement”) with BFA, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. Pursuant to the Investment Advisory Agreement with MIP, BFA is responsible for the management of the Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays BFA an annual investment advisory fee of 0.05% based on the average daily net assets of the Master Portfolio.

The fees and expenses of the Master Portfolio’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BFA has contractually agreed to cap the expenses of the Master Portfolio at the rate at which the Master Portfolio pays an advisory fee to BFA by providing an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses. These contractual waivers are effective through April 30, 2012. The amounts of the waivers, if any, are shown as fees waived in the Statement of Operations.

MIP entered into an administration services arrangement with BTC, which has agreed to provide general administration services (other than investment advice and related portfolio activities). BTC may delegate certain of its administration duties to

Continued

Master Investment Portfolio

Notes to Financial Statements, Continued

June 30, 2011

(Unaudited)

sub-administrators. BTC, in consideration thereof, has agreed to bear all of the Master Portfolio and MIP’s ordinary operating expenses excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio.

BTC is not entitled to compensation for providing administration services to the Master Portfolio, for so long as BTC is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BTC (or an affiliate) receives investment advisory fees from the Master Portfolio.

The Master Portfolio received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BlackRock Investment Management (“BIM”), an affiliate of BFA, as the securities lending agent. BIM may, on behalf of the Master Portfolio, invest cash collateral received by the Master Portfolio for such loans, among other things, in a private investment company managed by BIM or in registered money market funds advised by BIM or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments. The share of income earned by the Master Portfolio on such investments is shown as securities lending — affiliated in the Statement of Operations. BIM has voluntarily agreed to waive its fees for the period beginning December 1, 2009 until further notice.

The Master Portfolio may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in income-affiliated in the Statement of Operations.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

4.	Investments:

Purchases and sales of investments excluding short-term securities for the six months ended June 30, 2011, were $75,180,935 and $51,120,251, respectively.

5.	Concentration, Market and Credit Risk:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all of its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of investments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Master Portfolio’s Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

6.	Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

Master Investment Portfolio

S&P 500 Stock Master Portfolio (Master Only)

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of Master Investment Portfolio (the “Master Fund”) met on April 5, 2011 and May 17-18, 2011 to consider the approval of the Master Fund’s investment advisory agreement (the “Agreement”) with BlackRock Fund Advisors (“BlackRock”), the Master Fund’s investment advisor, on behalf of S&P 500 Stock Master Portfolio (the “Master Portfolio”), a series of the Master Fund.

Activities and Composition of the Board

The Board consists of thirteen individuals, eleven of whom are not “interested persons” of the Master Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member) and is chaired by Independent Board Members. The Board also established an ad hoc committee, the Joint Product Pricing Committee, which consisted of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who were not “interested persons” of their respective funds.

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master Portfolio by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance program and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Portfolio and its shareholders. Among the matters the Board considered were: (a) the investment performance of an affiliated feeder fund that invests all of its investable assets in the Master Portfolio (the “representative feeder fund”) for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against peer funds and/or benchmarks, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolio for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Master Portfolio operating expenses and how BlackRock allocates expenses to the Master Portfolio; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master Portfolio’s investment objective, policies and restrictions; (e) the Master Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April 5, 2011 meeting, the Board requested and received materials specifically relating to the Agreement. The Board is engaged in a process with BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on the fees and expenses of the Master Portfolio and the representative feeder fund, as applicable, and the investment performance of the representative feeder fund as compared with a

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peer group of funds as determined by Lipper (collectively, “Peers”), as well as the gross investment performance of the representative feeder fund as compared with its benchmark; (b) information on the profitability of the Agreement to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Master Portfolio to BlackRock; (f) sales and redemption data regarding the Master Portfolio’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 5, 2011, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April 5, 2011 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 17-18, 2011 Board meeting.

At an in-person meeting held on May 17-18, 2011, the Board of the Master Fund, including the Independent Board Members, unanimously approved the continuation of the Agreement between BlackRock and the Master Fund with respect to the Master Portfolio for a one-year term ending June 30, 2012. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolio; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Master Portfolio; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Master Portfolio shares, services related to the valuation and pricing of portfolio holdings of the Master Portfolio, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Master Portfolio and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Master Portfolio. The Board received information regarding the investment performance of the representative feeder fund. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Master Portfolio portfolio management team discussing the performance of the representative feeder fund and the Master Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Master Portfolio’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Master Portfolio. BlackRock and its affiliates and significant shareholders provide the Master Portfolio with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Master Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolio. In addition to investment advisory services, BlackRock and its affiliates provide the Master Portfolio with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with

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Disclosure of Investment Advisory Agreement, Continued

daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Master Portfolio, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolio and BlackRock

The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Portfolio. The Board noted that the Master Portfolio’s investment results correspond directly to the investment results of the representative feeder fund. In preparation for the April 5, 2011 meeting, the Board worked with BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the representative feeder fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the representative feeder fund as compared to funds in the representative feeder fund’s applicable Lipper category and the gross investment performance of the representative feeder fund as compared with its benchmark. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board and the Board’s Performance Oversight and Contract Committee regularly review and meet with Master Portfolio management to discuss the performance of the Master Portfolio throughout the year.

The Board noted that the representative feeder fund’s gross performance exceeded its benchmark index during each of the one-, three- and five-year periods reported.

The Board noted that BlackRock has made changes to the organization of the overall equity group designed to result in a strengthened leadership team with clearer accountability.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolio

The Board, including the Independent Board Members, reviewed the Master Portfolio’s contractual advisory fee ratio compared with the other funds in the representative feeder fund’s Lipper category. It also compared the representative feeder fund’s total expense ratio, as well as the Master Portfolio’s actual advisory fee ratio, to those of other funds in the representative feeder fund’s Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Master Portfolio. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolio. The Board reviewed BlackRock’s profitability with respect to the Master Portfolio and other funds the Board currently oversees for the year ended December 31, 2010 compared to available aggregate profitability data provided for the years ended December 31, 2009 and December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock, in general and with respect to its registered funds, are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

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Disclosure of Investment Advisory Agreement, Continued

In addition, the Board considered the cost of the services provided to the Master Portfolio by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Portfolio. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Master Portfolio’s contractual advisory fee ratio was lower than or equal to the median contractual advisory fee ratio paid by the representative feeder fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolio increase. The Board also considered the extent to which the Master Portfolio benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Master Portfolio to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the pertinent Master Portfolio.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Master Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Master Portfolio, including for administrative, transfer agency, distribution and securities lending services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock’s funds may invest in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between BlackRock and the Master Fund, with respect to the Master Portfolio, for a one-year term ending June 30, 2012. As part of its approval, the Board considered the detailed review of BlackRock’s fee structure, as it applies to the Master Fund, conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Master Portfolio and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

Officers and Trustees

Ronald W. Forbes, Co-Chair of the Board and Trustee

Rodney D. Johnson, Co-Chair of the Board and Trustee

David O. Beim, Trustee

Richard S. Davis, Trustee

Henry Gabbay, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money

    Laundering Officer

Ira P. Shapiro, Secretary

Investment Advisor

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator

BlackRock Institutional Trust

Company, N.A.

San Francisco, CA 94105

Custodian

State Street Bank and Trust

Company

Boston, MA 02101

Transfer Agent

BNY Mellon Investment

Servicing (US) Inc.

Wilmington, DE 19809

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02101

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered

Public Accounting Firm

PricewaterhouseCoopers LLP

New York, NY 10017

Address of the Fund

400 Howard Street

San Francisco, CA 94105

Additional Information

General Information

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio votes proxies relating to securities held in the Fund’s/Master Portfolio’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

EQX-SAR-0611

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Sterling Capital Funds

By (Signature and Title)	/s/ E.G. Purcell, III
E.G. Purcell, III, President
(principal executive officer)

Date 8/26/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ E.G. Purcell, III
E.G. Purcell, III, President
(principal executive officer)

Date 8/26/11

By (Signature and Title)	/s/ James T. Gillespie
James T. Gillespie, Treasurer
(principal financial officer)

Date 8/26/11